UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2007
COMMERCIAL BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	33-672548 (Commission File Number)	65-0050176 (IRS Employer Identification No.)
1550 S.W. 57th Avenue
Miami, Florida 33144
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (305) 267-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On January 23, 2007, Commercial Bankshares, Inc., a Florida corporation (“Registrant”) entered into an Agreement and Plan of Merger (“Merger Agreement”) with The Colonial BancGroup, Inc., a Delaware corporation (“Colonial”), whereby Registrant will merge with and into Colonial, with Colonial remaining as the surviving corporation (“Merger”).

     The Merger Agreement is attached hereto as Exhibit 2.1 and should be referred to when reading the following summary information included in this Current Report on Form 8-K.

     The Merger Agreement provides that at the closing of the Merger, the Registrant's shareholders will have their shares canceled and converted into the right to receive either $49.00 in cash or 2.0214 shares of Colonial common stock, par value $2.50 per share, or any combination thereof at the election of each such shareholder, provided that the aggregate cash consideration (exclusive of consideration for outstanding options) is fixed at 50% of the number of outstanding shares of Registrant's common stock times $49.00, and the aggregate Colonial common stock consideration is fixed at 50% of the number of outstanding shares of registrant's common stock times 2.0214. Accordingly, each shareholder's cash/stock election is subject to adjustment, on a pro rata basis, to the extent of an aggregate overelection or underelection of cash and stock.

     Outstanding employee stock option plan and performance stock option plan options to purchase Registrant's common stock, if not earlier exercised within 30 days from notice to the option holders of an acceleration event under such plans, shall have the right to receive $49.00 in cash less the exercise price thereof, as provided in the Merger Agreement. Holders of outstanding outside director stock option plan options have agreed that their options shall have the right to receive $49.00 cash.

     The Merger Agreement contains representations and warranties of each of Registrant and Colonial, as applicable, relating to, among other things, (a) proper corporate organization and similar corporate matters, (b) capitalization, (c) the authorization, performance and enforceability of the Merger Agreement, (d) no conflicts, (e) financial statements and absence of undisclosed liabilities, (f) absence of certain changes, (g) SEC filings, (h) compliance with applicable laws, (i) consents, (j) absence of litigation, (k) absence of regulatory communications, (l) title of assets, and as to Registrant in particular, (m) leases and ownership of real properties, (n) employee benefits matters, and (o) environmental matters.

     Registrant has agreed to continue to operate its business in the ordinary course prior to the closing of the Merger. Each party has agreed to take all commercially reasonable action to consummate the Merger as soon as practicable. Registrant is permitted to continue paying its regularly scheduled quarterly dividends not to exceed $.21 per share pending consummation of the Merger.

     Certain shareholders of the Registrant have entered into an agreement in the form attached hereto as Exhibit 2.2 which provides for such shareholders to vote their shares in favor of the Merger.

     The obligations of Registrant and Colonial to consummate the Merger are subject to closing conditions, including, among others, the existence of an effective registration statement covering the shares of Colonial common stock to be issued as part of the Merger consideration, and the receipt of a favorable opinion from Price Waterhouse Coopers LLP or other reputable accounting firm that the transaction qualifies as a reorganization under Section 368 of the Internal Revenue Code, regulatory approvals, and approval from the Registrant's shareholders. The obligations of Registrant are further conditioned on the shares of Colonial common stock to be issued as part of the Merger consideration being listed on the New York Stock Exchange, and that Colonial shall not have suffered a material adverse effect since September 30, 2006.

     The obligations of Colonial to consummate the Merger are subject to closing conditions, including, that Registrant shall not have suffered a material adverse effect since September 30, 2006.

     The Merger Agreement may be terminated at any time prior to the closing, as follows: (i) by mutual written consent of Registrant and Colonial; (ii) by either Registrant or Colonial if the closing has not occurred by October 31, 2007; (iii) subject to a 30-day cure period, by either Registrant or Colonial if the other party has breached any of its covenants or representations and warranties in any material respect; or (iv) automatically, if Registrant accepts in writing an alternate acquisition proposal triggering Colonial's right to a termination fee.

Additional Information and Where to Find It

     In connection with the proposed Merger and required stockholder approval, Registrant will file with the Securities and Exchange Commission a proxy statement which will be mailed to the shareholders of the Registrant. Registrant's shareholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the Merger with Colonial. Registrant's shareholders will be able to obtain a free copy of such filings at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Commercial Bankshares, Inc. , 1550 S.W. 57th Avenue, Miami, Florida 33144.

     Registrant and its officers and directors may be deemed to have participated in the solicitation of proxies from Registrant's stockholders in favor of the approval of the Merger. Information concerning Registrant's directors and executive officers is set forth in the publicly filed documents of Registrant. Stockholders may obtain more detailed information regarding the direct and indirect interests of Registrant and its directors and executive officers in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.

ITEM 7.01 REGULATION FD DISCLOSURE

     Registrant issued a press release on January 23, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced the Merger Agreement. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     The exhibits listed below are filed herewith.

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and between The Colonial BancGroup, Inc. and Commercial Bankshares, Inc.

2.2	Form of Voting Agreement

99.1	Press Release, dated January 23, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2007	COMMERCIAL BANKSHARES, INC
/s/ Barbara E. Reed
Barbara E. Reed

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among The Colonial BancGroup, Inc. and Commercial Bankshares, Inc., dated as of January 23, 2007.

2.2	Form of Voting Agreement

99.1	Press Release, dated January 23, 2007